NOTTINGHAM INVESTMENT TRUST II

                    The Brown Capital Management Equity Fund
                   The Brown Capital Management Balanced Fund


                                   SUPPLEMENT
                             Dated February 1, 2001

This Supplement to the Prospectus and Statement of Additional Information of The Brown Capital Management Equity Fund and The Brown Capital Management Balanced Fund (each a "Fund" and collectively, the "Funds"), each a series of the Nottingham Investment Trust II ("Trust"), is to provide notification to shareholders, potential investors and other interested parties that the Funds' shareholders voted to approve a new Investment Advisory Agreement ("Proposed Agreement") between the Trust, on behalf of the Funds, and Brown Capital Management, Inc. (the Funds' investment advisor), which increased the breakpoint of the current Investment Advisory Agreement's ("Current Agreement") tiered fee schedule from $25 million to $100 million. This is the only substantive change from the Current Agreement. The Proposed Agreement was approved by the Board of Trustees of the Trust at a meeting held on September 27, 2000, subject to shareholder approval. Accordingly, a special meeting of shareholders was held on December 27, 2000, at which time shareholders of record on October 27, 2000 (the record date) considered and voted to approve the Proposed Agreement. For further information, please contact the Funds at 1-877-892-4226.

This supplement also updates certain information contained in the Prospectus and Statement of Additional Information of the Funds dated August 1, 2000, as described below. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Funds at P.O. Box 4365, Rocky Mount, North Carolina 27803, or by calling the Funds toll-free at 1-877-892-4226.


                            CHANGES TO THE PROSPECTUS

o  The last paragraph on page 10 is changed to reflect the following:

         Under normal market conditions the portfolio allocation range for the Balanced Fund will be:

                                                     % of Total Assets
                                                     -----------------
               Equity securities                          25 - 75%
               Fixed income securities and                25 - 75%
                 money market instruments

o  The compensation schedule on page 24 for the Funds is changed as follows:

               Equity Fund and Balanced Fund:
               0.65% of the first $100 million
               0.50% on all assets over $100 million


               CHANGES TO THE STATEMENT OF ADDITIONAL INFORMATION

o The first sentence of the second paragraph on page 15 is changed to read as follows:

         Compensation of the Advisor with regards to the Equity Fund, based upon the Fund's average daily net assets, is at the annual rate of 0.65% of the first $100 million of net assets and 0.50% of all assets over $100 million.

o The first sentence of the third paragraph on page 15 is changed to read as follows:

         Compensation of the Advisor with regards to the Balanced Fund, based upon the Fund's average daily net assets, is at the annual rate of 0.65% of the first $100 million of net assets and 0.50% of all assets over $100 million.


          Investors Should Retain This Supplement for Future Reference
          ------------------------------------------------------------